SunCoke Energy, Inc. Q1 2023 Earnings Conference Call

2 This presentation should be reviewed in conjunction with the first quarter 2023 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on May 4, 2023 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation that are not statements of historical fact, including statements about our full-year 2023 guidance, our 2023 key initiatives, the timing and anticipated expenses of completing the foundry expansion project, the ability of our domestic coke plants to continue to operate at full capacity, future sale commitments, and our anticipation to continue a quarterly dividend, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke's Securities and Exchange Commission filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. Forward-Looking Statements

3Q1 2023 Highlights  Solid start to the year across our coke and logistics operations  Delivered Q1 '23 Consolidated Adjusted EBITDA(1) of $67.1M  Extended Indiana Harbor contract with Cleveland-Cliffs through September 2035 • Key provisions of the 12-year extension are similar to our current agreement  Foundry coke business continues to perform well • Foundry coke expansion project on time and on budget • All foundry coke sales are finalized for the full year  All non-contracted blast coke sales are finalized through Q3  Gross leverage at 1.93x on a trailing 12 month Adjusted EBITDA(1) basis  Remain well positioned to achieve FY 2023 Consolidated Adjusted EBITDA(1) guidance range of $250M - $265M (1) See appendix for a definition and reconciliation of Adjusted EBITDA

Q1 2023 Financial Performance

4

Q1 2023 Earnings Review



($/share)
Diluted EPS
-$0.16
$0.19
$0.35
Q1 '23
Q1 '22
($ in millions)
Adjusted EBITDA(1)
-$16.7M
$67.1
$83.8
Q1 '23
Q1 '22

($ in millions, except volumes)	Q1 '23	Q1 '22	Q1 '23 vs Q1 '22
Domestic Coke Sales Volumes	950	962	(12)
Logistics Volumes	5,309	5,236	73
Coke Adjusted EBITDA[2]	$62.8	$80.2	($17.4)
Logistics Adjusted EBITDA	$13.5	$12.6	$0.9
Corporate and Other Adjusted EBITDA [3]	($9.2)	($9.0)	($0.2)
Consolidated Adjusted EBITDA [1]	**$67.1**	**$83.8**	**($16.7)**

- **Q1 '23 EPS of $0.19, down $0.16 from the prior year quarter**
  - Primarily driven by lower contribution margin on export coke sales
- **Consolidated Adjusted EBITDA[1] of $67.1M, a decrease of $16.7M from the prior year quarter**
  - Coke segment down $17.4M, primarily driven by lower export contribution margin; timing of non-contracted blast coke sales also impacted quarterly results
  - Logistics segment up $0.9M, primarily driven by higher volumes at CMT

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke
(3) Q1 '23 Corporate and Other Adjusted EBITDA includes activity from our legacy coal mining business

SunCoke Energy®

5 Domestic Coke Performance Domestic Coke Business Summary 111 132 122 116 113 296 295 306 311 309 258 270 277 267 264 158 170 172 173 161 152 131 151 156 147 $46.5M $64.3M $76.0M Q2 ’22Q1 ’22 Q4 ’22 $76.6M Q3 ’22 $60.4M Q1 ’23 975 997 1,028 1,023 994 Total Domestic Coke Adjusted EBITDA Middletown Granite City Haverhill Indiana Harbor Jewell Sales Tons (Coke Production, Kt) • Delivered Adjusted EBITDA of $60.4M in Q1 '23 vs $76.0M in Q1 '22  Domestic Coke fleet continues to operate at full capacity  Lower Domestic Coke Adjusted EBITDA performance primarily driven by lower export coke sales contribution margin  Timing of non-contracted blast coke sales also impacted Q1 '23 results • All non-contracted blast coke sales are finalized through Q3 2023 • All foundry coke sales are finalized for the full year • Remain well positioned to deliver FY 2023 Domestic Coke Adjusted EBITDA guidance range of $234M - $242M (1) See appendix for a definition and reconciliation of Adjusted EBITDA (1) 1,040K962K 950K1,022K Lower export coke sales contribution margin driving Domestic Coke results 1,007K

6Logistics Business Summary (Tons Handled, Kt) • Logistics segment contributed $13.5M to Q1 '23 Adjusted EBITDA  Favorable logistics performance primarily driven by higher volumes at CMT • Thermal coal pricing (API2 index) has declined modestly but CMT continues to benefit from API2 price adjustment • Logistics FY 2023 Adjusted EBITDA guidance of $47M - $50M and volume guidance remain unchanged (1) (1) See appendix for a definition and reconciliation of Adjusted EBITDA Sustained customer demand continues to drive healthy Logistics performance Logistics Performance 2,261 2,619 2,563 2,579 2,463 2,974 3,190 3,158 2,946 2,847 $12.9M$12.5M$12.6M Q2 ’22 Q4 ’22Q1 ’22 Q3 ’22 $11.7M $13.5M Q1 ’23 5,236 5,809 5,721 5,525 5,309 Logistics (ex. CMT)Total Logistics Adj. EBITDA CMT (coal, bulk products, iron ore)

7 $90.0 $83.3 $30.2 Cash @ Q4 2022 ($6.7) Net Cash Provided by Ops. Activities Dividends ($0.8) Net Change in Debt CapEx ($22.6) ($6.8) Other Cash @ Q1 2023 Revolver Availability: $315.0M (Consolidated) Q1 '23 Total Debt $543M Gross Leverage(1) 1.93x Net Leverage(1) 1.64x (1) Gross leverage and Net leverage for Q1 2023 calculated using Last Twelve Month (LTM) Adjusted EBITDA Q1 2023 Liquidity Maintained strong liquidity position of ~$398M ($ in millions) Dividend of $0.08 per share Cash distribution to non-controlling interests ($3.7M) Impacted by changes in working capital

8 • Execute on foundry expansion project • Continue to grow foundry market participation and strengthen customer relationships for long-term success Build on the Commercial Success of Foundry Business 2023 Key Initiatives • $250M - $265M Adjusted EBITDA(1) Achieve 2023 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Support full capacity utilization of cokemaking assets Deliver Operational Excellence and Optimize Asset Utilization • Continue to pursue balanced capital allocation including growth opportunities, deleveraging, and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities (1) See appendix for a definition and reconciliation of Adjusted EBITDA

APPENDIX

10 NON-GAAP FINANCIAL MEASURES In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, and/or transaction costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC represents Adjusted EBITDA less Adjusted EBITDA attributable to non-controlling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP.

2023 Guidance Summary

11

Expect 2023 Consolidated Adjusted EBITDA of $250M - $265M; 2023 Free Cash Flow of $105M - $120M

Metric	2023 Guidance
Adjusted EBITDA Consolidated[1]	$250M - $265M
Domestic Coke EBITDA	$234M - $242M
Logistics EBITDA	$47M - $50M
Domestic Coke Sales[2]	~4M tons
Domestic Coke Adjusted EBITDA/ton [3]	$59 - $61/ton
Total Capital Expenditures	~$95M[4]
Free Cash Flow [5]	$105M - $120M
Cash Taxes	$12M - $16M

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Domestic coke sales for 2023 estimate includes production for foundry and export sales
(3) Domestic Coke Adjusted EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales
(4) Capital expenditure guidance excludes the impact of capitalized interest
(5) See appendix for a definition and reconciliation of Free Cash Flow (FCF)

Adjusted EBITDA to FCF Walk

	2023E	
($ in millions except per share amounts)	Low End	High End
Adjusted EBITDA [1]	**$250**	**$265**
Cash interest	($28)	($26)
Cash taxes	($12)	($16)
Total capex	($95)	($95)
Working Capital changes	($10)	($8)
Free Cash Flow (FCF) [2]	**$105**	**$120**
SXC Shares Outstanding on 3/31/23	83.7	83.7
FCF/Share	**$1.25**	**$1.43**

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) See appendix for a definition and reconciliation of Free Cash Flow (FCF)

SunCoke Energy®

12Coke Facility Capacity and Contract Duration/Volume (1) Capacity represents blast furnace equivalent production capacity (2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year. Facility Capacity (1) Customer Contract Expiry Contract Volume Indiana Harbor 1,220 Kt Cliffs Steel Sep. 2035 Capacity Middletown 550 Kt (2) Cliffs Steel Dec. 2032 Capacity Haverhill II 550 Kt Cliffs Steel June 2025 Capacity Granite City 650 Kt US Steel Dec. 2024 Capacity Haverhill I/JWO 1,270Kt Cliffs Steel Algoma Steel Dec. 2025 Dec. 2026 400 Kt 150 Kt

13Balance Sheet & Debt Metrics As of 3/31/2023 As of 12/31/2022 Cash 83$ 90$ Available Revolver Capacity 315$ 315$ Total Liquidity 398$ 405$ Gross Debt (Long and Short-term) 543$ 544$ Net Debt (Total Debt less Cash) 460$ 454$ LTM Adjusted EBITDA 281$ 298$ Gross Debt / LTM Adjusted EBITDA 1.93x 1.83x Net Debt / LTM Adjusted EBITDA 1.64x 1.52x Adjusted EBITDA (Guidance) Gross Leverage (Guidance) Net Leverage (Guidance) $250M - $265M 2.05x - 2.17x 1.74x - 1.84x 2023 2024 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ -$ -$ 500.0$ 500.0$ Sale Leaseback 2.5 5.5 - - - - - 8.0 Revolver - - - 35.0 - - - 35.0 Total 2.5$ 5.5$ -$ 35.0$ -$ -$ 500.0$ 543.0$ As of 3/31/2023 ($ in millions)

142023 Guidance Reconciliation (1) Reflects non-controlling interest in Indiana Harbor Free Cash Flow Reconciliation ($ in millions) Low High Operating Cash Flow $200 $215 Capital Expenditures (95) (95) Free Cash Flow (FCF) $105 $120 2023E ($ in millions) Low High Net Income $59 $76 Depreciation and amortization expense 136 132 Interest expense, net 31 29 Income tax expense 24 28 Adjusted EBITDA (Consolidated) $250 $265 Adjusted EBITDA attributable to noncontrolling interest(1) (9) (9) Adjusted EBITDA attributable to SXC $241 $256

15SXC FCF/Share Reconciliation Low End High End Net Income $59 $76 Depreciation and amortization expense 136 132 Interest expense, net 31 29 Income tax expense 24 28 Adjusted EBITDA $250 $265 Cash interest (28) (26) Cash taxes (12) (16) Total capex (95) (95) Working capital changes (10) (8) Free Cash Flow (FCF) $105 $120 SXC Shares Outstanding on 3/31/23 83.7 83.7 FCF/Share $1.25 $1.43 ($ in millions except per share amounts) 2023E

16Reconciliation to Adjusted EBITDA and Adjusted EBITDA attributable to SXC (1) Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders prior to the closing of the Simplification Transaction (2) Costs incurred as part of the granulated pig iron project with U.S. Steel ($ in millions) Q1 '22 Q2 '22 Q3 '22 Q4 '22 FY '22 Q1 '23 Net income (loss) attributable to SunCoke Energy, Inc. 29.5$ 18.0$ 41.4$ 11.8$ 100.7$ 16.3$ Net income attributable to noncontrolling interests 1.1 1.0 1.1 1.0 4.2 1.4 Net Income (loss) 30.6$ 19.0$ 42.5$ 12.8$ 104.9$ 17.7$ Depreciation and amortization expense 35.2 35.8 35.7 35.8 142.5 35.3 Interest expense, net 8.0 8.3 8.0 7.7 32.0 7.2 Income tax expense (benefit) 10.0 7.2 (2.9) 2.5 16.8 6.8 Transaction costs (2) - 1.0 0.4 0.1 1.5 0.1 Adjusted EBITDA 83.8$ 71.3$ 83.7$ 58.9$ 297.7$ 67.1$ Adjusted EBITDA attributable to noncontrolling interest(1) (2.1) (2.0) (2.1) (2.2) (8.4) (2.5) Adjusted EBITDA attributable to SXC 81.7$ 69.3$ 81.6$ 56.7$ 289.3$ 64.6$

Adjusted EBITDA and Adjusted EBITDA per ton

17

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton					
($ in millions, except per ton data)	Domestic Coke	Brazil Coke	Logistics	Corporate and Other[1]	Consolidated
Q1 2023					
Adjusted EBITDA	$60.4	$2.4	$13.5	($9.2)	**$67.1**
Sales Volume (thousands of tons)	950	398	5,309		
Adjusted EBITDA per Ton	**$63.58**	**$6.07**	**$2.55**		
FY 2022					
Adjusted EBITDA	$263.4	$14.5	$49.7	($29.9)	**$297.7**
Sales Volume (thousands of tons)	4,031	1,585	22,291		
Adjusted EBITDA per Ton	**$65.34**	**$9.15**	**$2.23**		
Q4 2022					
Adjusted EBITDA	$46.5	$3.1	$11.7	($2.4)	**$58.9**
Sales Volume (thousands of tons)	1,040	377	5,525		
Adjusted EBITDA per Ton	**$44.71**	**$8.22**	**$2.12**		
Q3 2022					
Adjusted EBITDA	$76.6	$3.3	$12.9	($9.1)	**$83.7**
Sales Volume (thousands of tons)	1,022	382	5,721		
Adjusted EBITDA per Ton	**$74.95**	**$8.60**	**$2.26**		
Q2 2022					
Adjusted EBITDA	$64.3	$3.9	$12.5	($9.4)	**$71.3**
Sales Volume (thousands of tons)	1,007	406	5,809		
Adjusted EBITDA per Ton	**$63.85**	**$9.59**	**$2.15**		
Q1 2022					
Adjusted EBITDA	$76.0	$4.2	$12.6	($9.0)	**$83.8**
Sales Volume (thousands of tons)	962	419	5,236		
Adjusted EBITDA per Ton	**$79.00**	**$10.12**	**$2.41**		

(1) Corporate and Other includes the results of our legacy coal mining business.

SunCoke Energy®